Exhibit M

General Mills, Inc.

33,314,760 Shares of Common Stock

Underwriting Agreement

October 4, 2004

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Merrill Lynch, Pierce, Fenner & Smith
                Incorporated
4 World Financial Center
North Tower
New York, New York 10080

Morgan Stanley & Co. Incorporated
1585 Broadway
New York, New York 10036

As Representatives of the several Underwriters

Ladies and Gentlemen:

     Diageo US Limited, a private limited company organized under the laws of England and Wales (the “Selling Stockholder”), proposes to sell to the several underwriters named in Schedule I hereto (the “Underwriters”), for whom you (the “Representatives”) are acting as Representatives, an aggregate of 33,314,760 outstanding shares (the “Securities”) of common stock, par value $0.10 per share (“Stock”), of General Mills, Inc., a corporation organized under the laws of Delaware (the “Company”). The Selling Stockholder is a wholly-owned subsidiary of Diageo plc, a public limited company organized under the laws of England and Wales (“Diageo”). To the extent there are no additional Underwriters listed on Schedule I other than you, the term Representatives as used herein shall mean you, as Underwriters, and the terms Representatives and Underwriters shall mean either the singular or plural as the context requires. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 that were filed under the U.S. Securities Exchange Act of 1934 (“Exchange Act”) on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. Certain terms used herein are defined in Section 18 hereof.

          1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the Selling Stockholder and each Underwriter as set forth below in this Section 1.

     (a) The Company meets the requirements for use of Form S-3 under the Act and has prepared and filed with the Commission a registration statement (file number 333-116779) on Form S-3, including a related basic prospectus, for registration under the Act of, among other things, the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission a final prospectus supplement in accordance with Rules 415 and 424(b). As filed, such final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein. The Registration Statement, at the Execution Time, meets the requirements set forth in Rule 415; and, to the best knowledge of the Company, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

     (b) Each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder; on the Effective Date, the Registration Statement did, and when the Final Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, as of its date and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives or by or on behalf of the Selling Stockholder specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

     (c) Each of the Company and its Material Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized with corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business in all material respects as described in the Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction that requires such qualification or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

     (d) This Agreement has been duly authorized, executed and delivered by the Company.

     (e) The Company has an authorized capitalization as set forth in the Prospectus; all of the issued shares of Stock of the Company (including the Securities) have been duly and validly authorized and issued, are fully paid and non-assessable and are not subject to any preemption or similar right; all the issued shares of Stock of the Company (including the Securities) conform in all material respects to the description of the Stock contained in the Prospectus.

     (f) Neither the execution and delivery of this Agreement, the offer and sale of the Securities, nor the consummation of any other of the transactions herein contemplated will conflict with, result in a material breach or violation of or imposition of any material lien, charge or encumbrance upon any property or assets of the Company or its Material Subsidiaries pursuant to (i) the charter or by-laws of the Company or any such subsidiary, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any such subsidiary is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any such subsidiary of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries or any of its or their properties.

     (g) There has been no material adverse change in the consolidated financial position, stockholders’ equity or results of operations, prospects, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, from that described, set forth in or contemplated in the Final Prospectus.

     (h) The Company is not, and after giving effect to the offering and sale of the Securities as herein contemplated will not be, required to register as an “investment company” under the Investment Company Act of 1940, as amended.

     (i) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

     (j) The consolidated historical financial statements and schedules of the Company and its consolidated subsidiaries included in the Prospectus and the Registration Statement present fairly in all material respects the financial condition, results of operations, cash flows and stockholders’ equity of the Company as of the dates and for the periods indicated, comply as to form in all material respects with the applicable accounting requirements of the Act and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein). The selected financial data set forth under the captions “Ratios of Earnings to Fixed Charges” and “Selected Consolidated Financial Data” in the Prospectus and Registration Statement fairly present in all material respects, on the basis stated in the Prospectus and the Registration Statement, the information included or incorporated by reference therein.

     (k) Except as set forth in or contemplated in the Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property is pending or, to the best knowledge of the Company, threatened that (i) would reasonably be expected to have a material adverse effect on the performance of this Agreement or the consummation of any of the transactions contemplated hereby or (ii) would reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders’ equity or results of operations, prospects, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business.

     (l) To the best knowledge of the Company, KPMG LLP, who have certified certain financial statements of the Company and its consolidated subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Prospectus, are independent public accountants with respect to the Company within the meaning of the Act and the applicable rules and regulations thereunder.

     (m) No labor dispute with the employees of the Company or any of its Material Subsidiaries exists or, to the best knowledge of the Company, is threatened that would reasonably be expected to have a material adverse effect on the consolidated financial position, stockholders’ equity or results of operations, prospects, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business except as set forth in or contemplated in the Prospectus.

     (n) The Stock is listed on the New York Stock Exchange and the Company is in compliance with the New York Stock Exchange’s listing and reporting requirements.

     (o) Except for the Selling Stockholder and its affiliates, no holders of securities of the Company have rights to the registration of securities under the Registration Statement.

     (p) The Company has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     Any certificate signed by any officer of the Company and delivered to the Selling Stockholder or the Representatives or counsel for the Underwriters in connection with the offering of the Securities shall be deemed a representation and warranty by the Company, as to matters covered thereby, to the Selling Stockholder and each Underwriter.

          2. Representations and Warranties of the Selling Stockholder. Each of the Selling Stockholder and (in respect of Sections 2(a), (c) and (f) only) Diageo, represents and warrants to, and agrees with, the Company and each Underwriter, as set forth below in this Section 2.

     (a) This Agreement has been duly authorized, executed and delivered by each of the Selling Stockholder and Diageo.

     (b) On the Effective Date and at the Execution Time, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and, as of its date and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations or warranties contained in this paragraph shall only apply to statements in or omissions from the Registration Statement and the Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of the Selling Stockholder specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto); it being understood and agreed that, for purposes of this Agreement, the only information furnished in writing to the Company by or on behalf of the Selling Stockholder specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto) are the statements relating to the name, address and number of shares held by the Selling Stockholder set forth under the caption “Selling Stockholder” therein.

     (c) No consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be obtained by the Selling Stockholder or Diageo in connection with the transactions contemplated herein, except such as have been obtained under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated herein and in the Prospectus.

     (d) The Selling Stockholder has, and on the Closing Date will have, valid title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Securities to be sold by the Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances and the legal right and power, and all authorization and approval required by law, to enter into this Agreement and to sell, transfer and deliver the Securities to be sold by the Selling Stockholder or a security entitlement in respect of such Securities.

     (e) Upon payment for the Securities to be sold by the Selling Stockholder pursuant to this Agreement, delivery of such Securities, as directed by the Underwriters, to Cede & Co. (“Cede”) or such other nominee as may be designated by the Depository Trust Company (“DTC”), registration of such Securities in the name of Cede or such other nominee and the crediting of such Securities on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Securities), (A) DTC shall be a “protected purchaser” of such Securities within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Securities and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Securities may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, the Selling Stockholder may assume that when such payment, delivery and crediting occur, (x) such Securities will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC.

     (f) Neither the execution and delivery of this Agreement, the offer and sale of the Securities, nor the consummation of any other of the transactions herein contemplated will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder, Diageo or their Material Subsidiaries pursuant to (i) the Memorandum and Articles of Association or charter or by-laws, as applicable, of the Selling Stockholder, Diageo or such subsidiaries, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Selling Stockholder, Diageo or such subsidiaries is a party or bound or to which its or their property is subject or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Selling Stockholder, Diageo or such subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Selling Stockholder, Diageo or its subsidiaries or any of its or their properties (except where such conflicts, breaches or violations of or defaults under agreements or instruments or violations of statutes or regulations or imposition of liens or other encumbrances, individually or in the aggregate, would not affect the prospective rights of DTC and the Underwriters as set forth under paragraph (e) above).

     (g) Except as set forth in or contemplated in the Prospectus, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Stockholder, Diageo or any of their respective subsidiaries or its or their property is pending or, to the best knowledge of the Selling Stockholder or Diageo, as the case may be, threatened that would reasonably be expected to have a material adverse effect on the performance of this Agreement.

     (h) The Selling Stockholder has not taken, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     Any certificate signed by any officer of the Selling Stockholder or Diageo and delivered to the Representatives or counsel for the Underwriters or the Company in connection with the offering of the Securities shall be deemed a representation and warranty by the Selling Stockholder or Diageo, as the case may be, as to matters covered thereby, to each Underwriter and the Company.

          3. Purchase and Sale. The Selling Stockholder agrees to sell the Securities to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Selling Stockholder at a purchase price per share of $44.40 (the “Purchase Price”) the number of Securities set forth opposite the name of such Underwriter in Schedule I hereto.

          4. Delivery and Payment. Payment for the Securities shall be made by wire transfer in immediately available funds to the account specified by the Selling Stockholder to the Representatives at the offices of Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York at 10:00 A.M. New York City time on October 8, 2004, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representatives, the Company and the Selling Stockholder may agree upon in writing. The time and date of such payment for the Securities are referred to herein as the “Closing Date”.

          Payment for the Securities to be purchased on the Closing Date shall be made against delivery to the Representatives for the respective accounts of the several Underwriters of the Securities to be purchased on such date through the facilities of The Depository Trust Company, unless the Representatives shall otherwise instruct.

          5. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Securities for sale to the public as set forth in the Final Prospectus, and that the Representatives represent and warrant that they have been authorized by each of the Underwriters to enter into this Agreement on its behalf and to act for it in the manner herein provided.

          6. Agreements of the Company, the Selling Stockholder, Diageo, the Representatives and the several Underwriters. (a) The Company agrees with the several Underwriters that:

     (i) The Company will use its reasonable best efforts to cause any amendment to the Registration Statement to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus or any Rule 462(b) Registration Statement unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, if the Registration Statement has become effective pursuant to Rule 430A, or filing of the Final Prospectus is otherwise required under Rule 424(b), the Company will cause the Final Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence reasonably satisfactory to the Representatives of such timely filing. The Company will reasonably promptly advise the Representatives and the Selling Stockholder (1) when the Final Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission, (2) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (3) of any request by the Commission or its staff for any amendment of the Registration Statement, or any Rule 462(b) Registration Statement, or for any supplement to the Final Prospectus or for any additional information, (4) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order or the suspension of any such qualification and, if issued, to obtain as soon as possible the withdrawal thereof.

     (ii) If, at any time when a prospectus relating to the Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (1) notify the Representatives and the Selling Stockholder of such event, (2) prepare and file with the Commission, subject to the second sentence of paragraph (a)(i) of this Section 6, an amendment or supplement that will correct such statement or omission or effect such compliance and (3) supply any supplemented Final Prospectus to the Underwriters in such quantities as the Representatives may reasonably request. If, after the public offering of the Securities by the Underwriters and during any time when a prospectus is required to be delivered in connection with the sale of Securities, the Representatives shall vary the terms of the offering thereof in any material respect by reason of changes in general market conditions or otherwise, the Representatives shall use reasonable efforts to advise the Company as promptly as practicable following such variation.

     (iii) As soon as practicable, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

     (iv) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, signed copies of the Registration Statement

(including exhibits thereto) and to each other Underwriter a copy of the Registration Statement (without exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of each Preliminary Final Prospectus and the Final Prospectus and any amendment or supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering, but shall not be responsible for any underwriting discounts or commissions or any fees and disbursements of counsel to the Underwriters or the Selling Stockholder.

     (v) The Company will arrange, if necessary, for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities and will pay any fee of the National Association of Securities Dealers, Inc., in connection with any review by it of the offering; provided that in no event shall the Company be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action that would subject it to service of process in suits, other than those arising out of the offering or sale of the Securities, in any jurisdiction where it is not now so subject.

     (vi) For a period of 60 days after the date of the Final Prospectus, the Company will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Company or any affiliate of the Company or any person in privity with the Company or any affiliate of the Company of), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position as such terms are defined in Rule 16a-1 promulgated under the Exchange Act in respect of, any shares of capital stock of the Company or publicly announce an intention to effect any such transaction, other than (A) the Securities to be sold hereunder and the issuance of an equity-linked security and the transactions related thereto as described in the Final Prospectus, (B) any Stock issued by the Company upon exercise of any option or warrant or the conversion of any security outstanding on the date hereof, or (C) any Stock issued or options to purchase Stock issued pursuant to any existing employee (or non-employee director) benefit plans or dividend reinvestment plan.

     (vii) The Company will not take, directly or indirectly, any action designed to or that would constitute or would reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     (b) The Selling Stockholder agrees with the several Underwriters that:

     (i) For a period of 60 days after the date of the Final Prospectus, the Selling Stockholder will not, without the prior written consent of the Representatives, offer, sell, contract to sell, pledge, or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Selling Stockholder or any affiliate of the Selling Stockholder or any person in privity with the Selling Stockholder or any affiliate of the Selling Stockholder of), directly or indirectly, including the filing (or participation in the filing) of a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position as such terms are defined in Rule 16a-1 promulgated under the Exchange Act in respect of, any shares of capital stock of the Company or publicly announce an intention to effect any such transaction, other than (A) the Securities to be sold hereunder and (B) the transfer of up to 4,500,000 shares of Stock and related call options by or between the Selling Stockholder, certain direct and indirect wholly owned subsidiaries of Diageo and Diageo Pension Trust Limited.

     (ii) The Selling Stockholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

     (iii) The Selling Stockholder will deliver to the Underwriters at or prior to the Closing Date the appropriate properly completed and executed United States Treasury Department Form W-8 or W-9, as applicable (or other applicable form or statement specified by United States Treasury Department regulations in lieu thereof).

     (c) Diageo agrees with the several Underwriters that it will guarantee the performance of the Selling Stockholder under this Agreement.

     (d) The Representatives agree with the Company and the Selling Stockholder that they will notify the Company when the distribution of the Securities by the Underwriters has been completed within the meaning of Regulation M under the Exchange Act.

     (e) Each of the Underwriters agrees that the Underwriters will take reasonable efforts so that not more than 15% of the Securities are sold in the distribution to any one Person (as such term is defined in the Act), without the prior consent of the Company. The Company agrees with Diageo that, as a result of the inclusion in this Agreement of Section 6(d) and this Section 6(e), Diageo will be deemed to have satisfied its obligations under Section 4.1(a)(i) of the Stockholders Agreement, dated as of October 31, 2001, among the Company, Gramet Holdings Corp. and Diageo and Section 9 of the Supplemental Marketing Agreement and Waiver, dated as of June 23, 2004, among the Company, Diageo Atlantic Holding B.V. and Diageo, in each case with respect to the transactions contemplated herein.

          7. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Securities on the Closing Date as provided herein shall be subject to the accuracy of the representations and warranties on the part of the Company, the Selling Stockholder and Diageo contained herein as of the Execution Time and the Closing Date to the accuracy of the respective statements of the Company, the Selling Stockholder and Diageo made in any certificates pursuant to the provisions hereof, to the performance by the Company, the Selling Stockholder and Diageo of their respective obligations hereunder and to the following additional conditions:

     (a) If filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

     (b) The Company’s General Counsel shall have furnished to the Representatives her opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

     (i) the Securities have been duly and validly authorized and issued, are fully paid and non-assessable;

     (ii) the Company and each of its Material Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with corporate power and authority to own or lease, as the case may be, and to operate its properties and conduct its business in all material respects as described in the Final Prospectus, and is duly qualified to do business as a foreign corporation and is in good standing under the laws of each jurisdiction which requires such qualification, or subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

     (iii) the Company has an authorized capitalization as set forth under “Capitalization” in the Prospectus; all of the issued shares of Stock of the Company (including the Securities) have been duly and validly authorized and issued, are fully paid and non-assessable and are not subject to any preemption or, to the best knowledge of such counsel, similar right; all the issued shares of Stock of the Company (including the Securities) conform in all material respects to the description of the Stock contained in the Prospectus;

     (iv) to the best knowledge of such counsel, there is no pending or threatened action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries or its or their property, of a character required to be disclosed in the Registration Statement that is not disclosed in the Final Prospectus as required, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit thereto, that is not described or filed as required; and the statements included in the Final Prospectus under the caption “Description of Common

Stock” insofar as such statements summarize legal matters, agreements, documents or proceedings discussed therein, are accurate and fair summaries of such legal matters, agreements, documents or proceedings;

     (v) each document filed pursuant to the Exchange Act and incorporated by reference in the Prospectus (except for financial statements and schedules included therein as to which such counsel need not express any opinion) complied when so filed as to form in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder;

     (vi) this Agreement has been duly authorized, executed and delivered by the Company;

     (vii) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required in connection with the transactions contemplated herein, except such as have been obtained or made under the Act and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Final Prospectus and such other approvals (to be specified in such opinion) as have been obtained;

     (viii) neither the execution and delivery of this Agreement, the offer and sale of the Securities, nor the consummation of any other of the transactions contemplated herein will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company or its Material Subsidiaries pursuant to (i) the charter or by-laws of the Company or such subsidiaries, (ii) the terms of any material indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or such subsidiaries is a party or bound or to which its or their property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree applicable to the Company or such subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or such subsidiaries or any of its or their properties; and

     (ix) except for the Selling Stockholder and its affiliates, no holders of securities of the Company have rights to the registration of such securities under the Registration Statement.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and its subsidiaries and public officials. Such opinion may contain customary qualifications, assumptions and limitations. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

     (c) The Company’s outside counsel, Wachtell, Lipton, Rosen & Katz, shall have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

     (i) (A) the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b); to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or threatened; (B) the Registration Statement and the Final Prospectus (other than the financial statements and other financial information contained or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder; and (C) although such counsel has not independently verified, and is not passing upon and assumes no responsibility for, the accuracy, completeness or fairness of, or otherwise verified, the statements made in the effective Registration Statement and Final Prospectus, no facts have come to the attention of such counsel that lead it to believe that on the Effective Date or the date the Registration Statement was last deemed amended, and on the date hereof, the Registration Statement contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus as of its date and on the Closing Date included or includes any untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (in each case, other than the financial statements and related notes thereto and the other financial, reserve and accounting data included in, incorporated by reference in, or omitted from the Final Prospectus, all as to which such counsel need express no opinion);

     (ii) the Company is not, and after giving effect to the offering and sale of the Securities as herein contemplated will not be, required to register as an “investment company” as defined in the Investment Company Act of 1940, as amended; and

     (iii) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be obtained by the Company under the Federal laws of the United States or the laws of the State of New York for the performance by the Company of its obligations under this Agreement, except such as have been obtained or made under the Act and such as may be required under the blue sky laws of any jurisdiction (as to which such counsel need express no opinion) in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Final Prospectus and such other approvals (to be specified in such opinion) as have been obtained.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and its subsidiaries and public officials. With respect to clause (C) of subparagraph (i), such counsel may further state that their opinion and belief are based upon their participation in the preparation of the Registration Statement and the Prospectus and any amendments or supplements thereto (other than the documents incorporated by reference) and review and discussion of the contents thereof (including the documents incorporated by reference). Such opinion may contain customary assumptions, qualifications and limitations. References to the Final Prospectus in this paragraph (c) include any supplements thereto at the Closing Date.

     (d) The Selling Stockholder’s and Diageo’s outside U.S. counsel, Sullivan & Cromwell LLP, shall have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

     (i) upon payment for the Securities to be sold by the Selling Stockholder pursuant to this Agreement, delivery of such Securities, as directed by the Underwriters, to Cede or such other nominee as may be designated by DTC, registration of such Securities in the name of Cede or such other nominee and the crediting of such Securities on the books of DTC to securities accounts of the Underwriters (assuming that neither DTC nor any such Underwriter has notice of any adverse claim (within the meaning of Section 8-105 of the UCC) to such Securities), (A) DTC shall be a “protected purchaser” of such Securities within the meaning of Section 8-303 of the UCC, (B) under Section 8-501 of the UCC, the Underwriters will acquire a valid security entitlement in respect of such Securities and (C) no action based on any “adverse claim”, within the meaning of Section 8-102 of the UCC, to such Securities may be asserted against the Underwriters with respect to such security entitlement; for purposes of this representation, such counsel may assume that when such payment, delivery and crediting occur, (x) such Securities will have been registered in the name of Cede or another nominee designated by DTC, in each case on the Company’s share registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the accounts of the several Underwriters on the records of DTC will have been made pursuant to the UCC;

     (ii) assuming that this Agreement has been duly authorized, executed and delivered by each of the Selling Stockholder and Diageo insofar as the laws of England are concerned, this Agreement has been duly executed and delivered by each of the Selling Stockholder and Diageo;

     (iii) no consent, approval, authorization, filing with or order of any court or governmental agency or body is required to be obtained by the Selling Stockholder or Diageo under the Federal laws of the United States or the laws of the State of New York for the performance by the Selling Stockholder or Diageo of their respective obligations under this Agreement, except such as have been obtained or made under the Act and such as may be required under the blue sky laws of any jurisdiction (as to which such counsel need express no opinion) in connection with the purchase and distribution of the Securities by the Underwriters in the manner contemplated in this Agreement and in the Final Prospectus and such other approvals (to be specified in such opinion) as have been obtained; and

(iv) to the best knowledge of such counsel, neither the execution and delivery of this Agreement by the Selling Stockholder or Diageo, the offer and sale of the Securities, nor the consummation of any other of the transactions herein contemplated will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Selling Stockholder, Diageo or their respective Material Subsidiaries pursuant to any Federal law of the United States or law of the State of New York applicable to the Selling Stockholder, Diageo or any of their respective Material Subsidiaries; provided, however, that, with respect to this paragraph (iv), such counsel need express no opinion with respect to Federal or state securities laws, other anti-fraud laws and fraudulent transfer laws; provided, further, that insofar as performance by such Selling Stockholder or Diageo of its obligations under this Agreement is concerned, such counsel need express no opinion as to bankruptcy, insolvency, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware or the State of New York or the Federal laws of the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Stockholder, Diageo and their respective subsidiaries and public officials. Such opinion may contain customary assumptions, qualifications and limitations. References to the Final Prospectus in this paragraph (d) include any supplements thereto at the Closing Date.

     (e) The Selling Stockholder’s and Diageo’s outside English counsel, Slaughter and May, shall have furnished to the Representatives their opinion, dated the Closing Date and addressed to the Representatives, to the effect that:

     (i) each of the Selling Stockholder and Diageo has the capacity and power to:

     (A) sign and deliver this Agreement; and

     (B) exercise any rights and perform any obligations which it may have under this Agreement;

     (ii) the signature and delivery of this Agreement by the Selling Stockholder and Diageo and the exercise of any rights and the performance of any obligations which it may have under this Agreement have been authorized by all necessary corporate action on the part of the Selling Stockholder and Diageo; and

     (iii) the signature and delivery of this Agreement by the Selling Stockholder and Diageo and the exercise of any rights and the performance of any obligations which it may have under this Agreement:

     (A) are not prohibited by any law or regulation applicable to English companies generally or by the Memorandum and Articles of Association of the Selling Stockholder or Diageo; and

     (B) do not require, under any law or regulation applicable to English companies generally, any approval, filing, registration or exemption.

     In rendering such opinion, such counsel may make certain assumptions and reservations to the extent they deem proper and specified in such opinion.

     (f) The Representatives shall have received from Davis Polk & Wardwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date and addressed to the Representatives, with respect to the offer and sale of the Securities, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company and the Selling Stockholder shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

     (g) The Company shall have furnished to the Representatives, with a copy to the Selling Stockholder, a certificate of the Company, signed by the Chairman of the Board or the President or any Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that:

     (i) the representations and warranties of the Company in this Agreement are true and correct on and as of such date with the same effect as if made on such date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date;

     (ii) to the best knowledge of such officers, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; and

     (iii) since the date of the most recent financial statements included or incorporated by reference in the Final Prospectus, there has been no material adverse change, or any development that would reasonably be expected to result in a material adverse change, in the consolidated financial position, stockholders’ equity or results of operations, prospects, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus.

     (h) The Selling Stockholder and Diageo shall each have furnished to the Representatives, with a copy to the Company, certificates of the Selling Stockholder and Diageo, respectively, signed by any senior executive officer, treasurer or director of the Selling Stockholder or Diageo, as the case may be, dated the Closing Date, to the effect that the representations and warranties of the Selling Stockholder and Diageo in this Agreement are true and correct on and as of such date with the same effect as if made on such date and the Selling Stockholder and Diageo have each complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such date.

     (i) The Company shall have requested and caused KPMG LLP to have furnished to the Representatives and the Selling Stockholder, at the Execution Date and the Closing Date, letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of such date and addressed to the Representatives and the Selling Stockholder, in form and substance reasonably satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable rules and regulations adopted by the Commission thereunder and that they have performed a review of the unaudited interim financial information of the Company for the period ended on and as at the date of the unaudited financial statements of the Company included or incorporated by reference in the Registration Statement and Final Prospectus, in accordance with Statement on Auditing Standards No. 100, and stating in effect that:

     (i) in their opinion the audited financial statements and financial statement schedules included or incorporated by reference in the Registration Statement and the Final Prospectus and reported on by them comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related rules and regulations adopted by the Commission;

     (ii) on the basis of a reading of the unaudited financial statements of the Company made available by the Company and its subsidiaries; their limited review, in accordance with standards established under Statement on Auditing Standards No. 100, of the unaudited interim financial information for the period ended on and as at the date of the unaudited financial statements of the Company included or incorporated by reference in the Registration Statement and Final Prospectus, as indicated in their report which is incorporated by reference in the Registration Statement and the Final Prospectus; carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and committees of the Company and the subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent unaudited financial statements of the Company, included or incorporated by reference in the Registration Statement and Final Prospectus, nothing came to their attention which caused them to believe that:

     (1) any unaudited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus do not comply as to form in all material respects with applicable accounting requirements of the Act and with the related rules and regulations adopted by the Commission with respect to financial statements included or incorporated by reference in quarterly reports on Form 10-Q or in reports on Form 8-K under the Exchange Act; or that said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement and the Final Prospectus;

     (2) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, included or incorporated by reference in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than three Business Days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company or decreases in the stockholders’ equity of the Company or in consolidated net current assets as compared with the amounts shown on the consolidated balance sheet as of the date indicated above included or incorporated by reference in the Registration Statement and the Final Prospectus, or for the period from the date one day after the date above to such specified date there were any decreases, as compared with the corresponding period in the preceding year for sales, earnings before taxes and earnings from joint ventures or in total or per share amounts of net earnings of the Company and its subsidiaries, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives; and

     (3) the information included or incorporated by reference in the Registration Statement and Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; and

     (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information set forth under the captions “Summary”, “Risk Factors”, “Ratios of Earnings to Fixed Charges” in the Final Prospectus, the information included or incorporated by reference in Items 1, 2, 6, 7 and 11 of the Company’s Annual Report on Form 10-K, incorporated by reference in the Registration Statement and the Final Prospectus, and the information included in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included or incorporated by reference in the Company’s quarterly reports on Form 10-Q or reports on Form 8-K, incorporated by reference in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation.

             References to the Final Prospectus in this paragraph (i) include any supplement thereto at the date of the letter.

     (j) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (i) of this Section 7 or (ii) any change, or any development that would reasonably be expected to result in any change, in or affecting the consolidated financial position, stockholders’ equity or results of operations, prospects, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, after consultation with the Selling Stockholder, so material and adverse as to make it impractical to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement and the Final Prospectus.

     (k) Subsequent to the Execution Time, there shall not have been any decrease in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) or any notice given of any intended or potential decrease in any such rating or of a possible change in any such rating that does not indicate the direction of the possible change, except for any decrease of one level in the rating of any of the Company’s debt securities, or notice thereof, by either Standard & Poor’s or Fitch, Inc.

     (l) The Securities to be delivered on the Closing Date shall have been approved for listing, subject to official notice of issuance, on the New York Stock Exchange.

     (m) Prior to the Closing Date, the Company and the Selling Stockholder shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

             If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions, letters and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company and the Selling Stockholder in writing or by telephone or facsimile confirmed in writing.

             The documents required to be delivered by this Section 7 shall be delivered at the office of Davis Polk & Wardwell, counsel for the Underwriters, at 450 Lexington Avenue, New York, New York 10017 on the Closing Date.

             8. Reimbursement of Underwriters’ Expenses. If the sale of the Securities provided for herein is not consummated (a) because any condition to the obligations of the Underwriters set forth in Section 7 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, or (b) because of any refusal, inability or failure on the part of the Selling Stockholder to perform any agreement herein or comply with any provision hereof, the Company, in the case of clause (a), or the Selling Stockholder, in the case of clause (b), will reimburse the Underwriters severally through the Representatives on demand for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of such Securities; provided, however, that this Section 8 shall not apply in the event of termination of this Agreement and the obligations of the Underwriters hereunder by the Representatives for failure of the condition set forth in paragraph (j) of Section 7.

             9. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, Diageo and the Selling Stockholder, each of their respective officers and directors and each person who controls any Underwriter, Diageo or the Selling Stockholder within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, or actions or proceedings (whether commenced or threatened) in respect thereof and expenses (including reasonable fees of counsel) (collectively, “Claims”) to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such Claims (including any amounts paid in settlement effected with the consent of the Company as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claims; provided, however, that the Company will not be liable in any such case to the extent that (i) any such Claims arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, or Prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives or by or on behalf of Diageo or the Selling Stockholder expressly for use therein, (ii) any such Claims arise out of or are based upon Diageo’s or the Selling Stockholder’s or any Underwriter’s failure to furnish the Company, upon request, with the information with respect to Diageo or the Selling Stockholder, or any Underwriter or representative thereof, or with respect to the Selling Stockholder’s intended method of distribution, that in any such case is the subject of the untrue statement or omission or (iii) the Company shall sustain the burden of proving that the Selling Stockholder or such Underwriter sold securities to the Person alleging such Claims without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable Prospectus (excluding any documents incorporated by reference therein) or of the applicable Prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein), if the Company had previously furnished copies thereof to the Selling Stockholder or such Underwriter, and such Prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

     (b) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, Diageo and the Selling Stockholder, each of their respective officers and directors and each person who controls the Company, Diageo or the Selling Stockholder within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity in paragraph (a) above from the Company to each Underwriter, Diageo and the Selling Stockholder, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity in paragraph (a) above. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. Each of the Company and the Selling Stockholder acknowledges that the statements set forth in the fourth paragraph and the second sentence of the ninth paragraph under the caption “Underwriting” in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

     (c) Diageo and the Selling Stockholder agree to indemnify and hold harmless each Underwriter and the Company, and of their respective officers and directors and each person who controls any Underwriter or the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity in paragraph (a) above from the Company to each Underwriter, Diageo and the Selling Stockholder, but only with reference to written information relating to Diageo or the Selling Stockholder furnished to the Company by or on behalf of Diageo or the Selling Stockholder specifically for inclusion in the documents referred to in the foregoing indemnity in paragraph (a) above. This indemnity agreement will be in addition to any liability which Diageo or the Selling Stockholder may otherwise have. Each Underwriter and the Company acknowledge that, for the purposes of this Agreement, the statements relating to the name, address and number of shares held by the Selling Stockholder set forth under the caption “Selling Stockholder” in any Preliminary Final Prospectus and the Final Prospectus constitute the only information furnished in writing by or on behalf of Diageo or the Selling Stockholder for inclusion in any Preliminary Final Prospectus or the Final Prospectus.

     (d) Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a), (b) or (c) above unless the indemnifying party was materially prejudiced by such failure of the indemnified party to give such notice and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a), (b) or (c) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, (iv) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (v) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. If the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within 20 days after receiving notice from the indemnified party that the indemnified party believes it has failed to do so, the indemnified party shall have the right to assume or continue its own defense and the indemnifying party shall be liable for any expenses therefor. If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for each indemnified party with respect to such claim. The indemnifying party will not be subject to any liability for any settlement made without its consent, which consent shall not be unreasonably withheld or delayed An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, does not subject the indemnified party to any material injunctive relief or other material equitable remedy and does not include a statement or admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

     (e) In the event that the indemnity provided in paragraph (a), (b) or (c) of this Section 9 is unavailable to or insufficient to hold harmless an indemnified party for any reason, each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to the offering of the Securities; provided, however, that in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder, after taking into account the amount of damages such Underwriter is otherwise required to pay, if any. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by such indemnifying party or by such indemnified party, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation in the second preceding sentence is not permitted by applicable law, each indemnifying party severally shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults, but also the relative benefits of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The Company, Diageo, the Selling Stockholder and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (e), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The amount paid or payable by an indemnified party as a result of the Claims referred to above shall be deemed to include (subject to the limitations set forth in paragraph (d) of this Section 9) any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action, proceeding or claim. For purposes of this Section 9, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, each person who controls Diageo and the Selling Stockholder within the meaning of either the Act or the Exchange Act and each officer and director of Diageo and the Selling Stockholder shall have the same rights to contribution as Diageo and the Selling Stockholder and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (e).

             10. Default by an Underwriter. If on the Closing Date any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining

Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of Securities set forth opposite their names in Schedule I hereto bears to the aggregate number of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate number of Securities set forth in Schedule I hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter, the Selling Stockholder or the Company. In the event of a default by any Underwriter as set forth in this Section 10, the Closing Date shall be postponed for such period, not exceeding five Business Days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company, the Selling Stockholder and any nondefaulting Underwriter for damages occasioned by its default hereunder.

             11. Termination. This Agreement shall be subject to termination in the discretion of the Representatives, by notice given to the Company and the Selling Stockholder, if both (a) after the execution and delivery of this Agreement and prior to the Closing Date (i) trading in the Company’s Stock shall have been suspended by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) there shall have occurred any material disruption in securities clearance or settlement services, (iii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iv) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war, or other calamity or crisis that, in your reasonable judgment, is material and adverse and (b) in the case of any of the events described in clauses (a)(i) through (iv), such event singly or together with any other such event makes it, in the reasonable judgment of the Representatives, after consultation with the Selling Stockholder, impractical to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus.

             12. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company, the Selling Stockholder, Diageo, the Representatives and the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Representative, Underwriter, the Selling Stockholder, Diageo or the Company or any of the officers, directors, employees, agents or controlling persons referred to in Section 9 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 8 and 9 hereof shall survive the termination or cancellation of this Agreement.

             13. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telefaxed to the Citigroup Global Markets Inc. General Counsel (fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; Jay Chandler, Merrill, Lynch, Pierce, Fenner & Smith Incorporated (fax no.: 212-449-4600) and confirmed to Merrill, Lynch, Pierce, Fenner & Smith

Incorporated, at Merrill Lynch North Tower, New York, NY 10081, Attention: Jay Chandler; and Morgan Stanley & Co. Incorporated, Equity Capital Markets Syndicate Desk (fax no.: 212-761-0353) and confirmed to the Equity Capital Markets Syndicate Desk, Morgan Stanley & Co. Incorporated, at 1585 Broadway, New York, NY 10036; or, if sent to the Company, will be mailed, delivered or telefaxed to General Mills, Inc., Attention: General Counsel (fax no.: (763) 764-3302) and confirmed to General Mills, Inc., General Counsel, Number One General Mills Blvd., Minneapolis, Minnesota 55440, with a copy to General Mills, Inc., Treasury Department, Number One General Mills Blvd., Minneapolis, Minnesota 55440, Attention: Treasurer (fax no.: (763) 764-7384); or, if sent to the Selling Stockholder, will be mailed, delivered or telefaxed to Diageo plc, Attention: General Counsel (fax no.: +44-207-927-4864) and confirmed to Diageo plc, 8 Henrietta Place, London W1G 0NB, England.

             14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers, directors, employees, agents and controlling persons referred to in Section 9 hereof, and no other person will have any right or obligation hereunder.

             15. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

             16. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

             17. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

             18. Definitions. The terms which follow, when used in this Agreement, shall have the meanings indicated.

     “Act” shall mean the Securities Act of 1933, as amended and the rules and regulations of the Commission promulgated thereunder.

     “Basic Prospectus” shall mean the prospectus referred to in Section 1(a) above contained in the Registration Statement at the Effective Date.

     “Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

     “Commission” shall mean the Securities and Exchange Commission.

     “Effective Date” shall mean each date and time that the Registration Statement, any post-effective amendment or amendments thereto and any Rule 462(b) Registration Statement became or become effective.

     “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

     “Execution Time” shall mean the date and time that this Agreement is executed and delivered by the parties hereto.

     “Final Prospectus” shall mean the prospectus supplement relating to the Securities that was first filed pursuant to Rule 424(b) after the Execution Time, together with the Basic Prospectus as may be amended at the date of the Final Prospectus.

     “Material Subsidiaries” shall mean the significant subsidiaries as defined by Rule 1-02 of Regulation S-X of the Company, the Selling Stockholder or Diageo, as applicable.

     “Preliminary Final Prospectus” shall mean any preliminary prospectus supplement which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus, together with the Basic Prospectus as may be amended at the date of the Preliminary Final Prospectus.

     “Prospectus” shall mean the Final Prospectus and the Preliminary Final Prospectus.

     “Registration Statement” shall mean the registration statement referred to in Section 1(a) above, including exhibits and financial statements, as amended at the Execution Time and, in the event any post-effective amendment thereto or any Rule 462(b) Registration Statement becomes effective prior to the Closing Date, shall also mean such registration statement as so amended or such Rule 462(b) Registration Statement, as the case may be. Such term shall include any Rule 430A Information deemed to be included therein at the Effective Date as provided by Rule 430A.

     “Rule 415”, “Rule 424”, “Rule 430A” and “Rule 462” refer to such rules under the Act.

     “Rule 430A Information” shall mean information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A.

     “Rule 462(b) Registration Statement” shall mean a registration statement and any amendments thereto filed pursuant to Rule 462(b) relating to the offering covered by the registration statement referred to in Section 1(a) hereof.

             If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, the Selling Stockholder and the several Underwriters.

Very truly yours,

GENERAL MILLS, INC.

By:
Name:
Title:

DIAGEO US LIMITED

By:
Name:
Title:

DIAGEO PLC

By:
Name:
Title:

     The foregoing Underwriting Agreement is hereby confirmed and accepted by the Representatives as of the date first above written.

CITIGROUP GLOBAL MARKETS INC.
MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED
MORGAN STANLEY & CO. INCORPORATED

Acting as Representatives of the
several Underwriters named in
the attached Schedule I.

By: CITIGROUP GLOBAL MARKETS INC.

By:
Name:
Title:

By: MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:
Name:
Title:

By: MORGAN STANLEY & CO. INCORPORATED

By:
Name:
Title:

SCHEDULE I

Total Number of
Securities
to be Purchased
Underwriters
Citigroup Global Markets Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Morgan Stanley & Co. Incorporated
Lehman Brothers Inc.

Total	33,314,760